THE LINCOLN NATIONAL LIFE INSURANCE COMPANY The American Legacy - Lincoln
  National Variable Annuity Account E Legacy II, Legacy III, and Shareholder's
            Advantage - Lincoln National Variable Annuity Account H

    Supplement Dated January 1, 2001 to the Prospectuses Dated April 1, 2000

     This Supplement describes certain changes to the Prospectuses for The American Legacy, American Legacy II, American Legacy III, and Shareholder's Advantage variable annuity contracts. Please read and keep this Supplement for future reference.

     The following paragraph has been added to the section titled "The contracts
- Commissions", page 15 (American Legacy III and Shareholder's Advantage), page 16 (The American Legacy) and page 17 (American Legacy II):

     "Lincoln Life may pay additional compensation to certain broker-dealers that meet specified sales goals and contract persistency targets, which may change from time to time. These payments are not deducted from payments or contract value."



   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY American Legacy III C-Share and
     American Legacy III Plus - Lincoln National Variable Annuity Account H Supplement Dated January 1, 2001 to the Prospectus Dated July 21, 2000

     This Supplement describes certain changes to the Prospectuses for American Legacy III C-Share and American Legacy III Plus variable annuity contracts. Please read and keep this Supplement for future reference.

     The following paragraph has been added to the section titled "The contracts
- Commissions", page 13 (American Legacy III C-Share) and page 17 (American Legacy III Plus):

     "Lincoln Life may pay additional compensation to certain broker-dealers that meet specified sales goals and contract persistency targets, which may change from time to time. These payments are not deducted from payments or contract value."